UNITED STATES

SECURITIES AND EXCHANGE COMMISION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2004

NEWALLIANCE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	52-2407114
(State of Incorporation)	(I.R.S. Employer Identification No.)

195 Church Street, New Haven, Connecticut	06510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 787-1111

On April 15, 2004 NewAlliance Bancshares, Inc. (the “Company”) filed a Form 8-K under Item 2 thereto to report that it has closed its merger (the “merger”) with Connecticut Bancshares, Inc. (“Connecticut Bancshares”) and Alliance Bancorp of New England, Inc (“Alliance”). In response to part (b) of Item 7 of such Form 8-K, the Company stated that it would file the required proforma financial information by amendment, as permitted by Instruction (b) (2) to Item 7 to Form 8-K. This Form 8-K/A is being filed to provide the required financial information.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Alliance required by this item have been previously reported to the Securities and Exchange Commission by reference in the April 15, 2004 8-K, and are contained in Alliance’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on March 30, 2004 (SEC File No. 001-13405).

The audited consolidated financial statements of Connecticut Bancshares required by this item have been previously reported to the Securities and Exchange Commission by reference in the April 15, 2004 8-K and are contained in Connecticut Bancshares’ Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on March 12, 2004 (SEC File No. 000-28389).

(b) Pro Forma Financial Information.

The required pro forma financial information as of and for the fiscal year ended December 31, 2003 is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein for reference.

(c) Exhibits. The following exhibits are being filed herewith:

2.1	Third Amended and Restated Plan of Conversion.*

2.2	Agreement and Plan of Merger dated as of July 15, 2003 by and among The New Haven Savings Bank, Alliance Bancorp of New England, Inc. and Tolland Bank, as amended by Amendment No. 1 thereto dated as of September 23, 2003.**

2.3	Agreement and Plan of Merger dated as of July 15, 2003 by and among The New Haven Savings Bank, Connecticut Bancshares, Inc. and the Savings Bank of Manchester.***

99.1	Press release dated April 1, 2004 with respect to the closing of the Merger. ****

99.2	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2003.

*	This exhibit is incorporated by reference to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-109266, filed January 16, 2004.

**	This exhibit is incorporated by reference from Appendix A of Part I of the Company’s Registration Statement on Form S-4, Registration No. 333-109569, filed on October 8, 2003.

***	This exhibit is incorporated by reference to the Company’s Transitional Report on Form 10-K filed March 30, 2004.

****	This exhibit is incorporated by reference to the Company’s Report on Form 8-K filed April 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewAlliance Bancshares, Inc.

By:	/s/ Merrill B. Blanksteen
Merrill B. Blanksteen Executive Vice President, Chief Financial Officer and Treasurer

Dated June 10, 2004

INDEX TO EXHIBITS

EXHIBIT NO.

2.1	Third Amended and Restated Plan of Conversion.*

2.2	Agreement and Plan of Merger dated as of July 15, 2003 by and among The New Haven Savings Bank, Alliance Bancorp of New England, Inc. and Tolland Bank, as amended by Amendment No. 1 thereto dated as of September 23, 2003.**

2.3	Agreement and Plan of Merger dated as of July 15, 2003 by and among The New Haven Savings Bank, Connecticut Bancshares, Inc. and the Savings Bank of Manchester.***

99.1	Press release dated April 1, 2004 with respect to the closing of the Merger. ****

99.2	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2003.

*	This exhibit is incorporated by reference to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-109266, filed January 16, 2004.

**	This exhibit is incorporated by reference from Appendix A of Part I of the Company’s Registration Statement on Form S-4, Registration No. 333-109569, filed on October 8, 2003.

***	This exhibit is incorporated by reference to the Company’s Transitional Report on Form 10-K filed March 30, 2004.

****	This exhibit is incorporated by reference to the Company’s Report on Form 8-K filed April 15, 2004.